OPPENHEIMER STEELPATH MLP FUNDS TRUST

Oppenheimer SteelPath MLP Alpha Fund

Supplement dated January 19, 2018
to the Prospectus dated March 30, 2017

This supplement amends the Prospectus of Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), and is in addition to any other supplement(s).

1.	On December 22, 2017, new tax legislation was signed into law, which included a reduction of the statutory income tax rates applicable to corporations from 35% to 21%. Various other changes in the new tax legislation may also affect your investment in the Fund. You should consult with your personal tax adviser regarding the specific U.S. federal income tax consequences of acquiring, holding and disposing of Fund shares, as well as the effects of state and local tax laws.

2.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y	Class I
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Deferred Income Tax Expense[2]	0.57%	0.57%	0.57%	0.57%
Other Expenses	0.28%	0.28%	0.28%	0.09%
Total Other Expenses	0.85%	0.85%	0.85%	0.66%
Total Annual Fund Operating Expenses	2.20%	2.95%	1.95%	1.76%
Fee Waiver and/or Expense Reimbursement[3]	(0.12%)	(0.12%)	(0.12%)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.08%	2.83%	1.83%	1.76%

1.	Expenses have been restated to reflect current fees.
2.	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense represents an estimate of the Fund’s potential tax expense if it were to recognize the unrealized gains in the portfolio. An estimate of deferred income tax expense is dependent upon the Fund’s net investment income and realized and unrealized gains on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense cannot be reliably predicted from year to year.
3.	After discussions with the Fund’s Board, the Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 30, 2018, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual and infrequent expenses, such as litigation expenses, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares. The Fund’s Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 30, 2018, unless approved by the Trust’s Board of Trustees.

3.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$774	$1,213	$1,677	$2,954	$774	$1,213	$1,677	$2,954
Class C	$386	$901	$1,542	$3,262	$286	$901	$1,542	$3,262
Class Y	$186	$601	$1,041	$2,265	$186	$601	$1,041	$2,265
Class I	$179	$554	$954	$2,073	$179	$554	$954	$2,073

4.	Under the section titled “The Fund’s Principal Investment Strategies and Risks,” the first sentence of the second paragraph of the subsection titled “Deferred Tax Liability” is deleted in its entirety and replaced with the following:

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains.

5.	Under the section titled “The Fund’s Principal Investment Strategies and Risks,” the fourth paragraph (including the charts titled “Deferred Tax Calculation”), fifth paragraph and sixth paragraph of the subsection titled “Deferred Tax Liability,” are deleted in their entirety and replaced with the following:

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 22.6% deferred tax calculation (maximum corporate tax rate of 21% in effect for 2018 plus estimated state tax rate of 1.6%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate.

Deferred Tax Calculation

Hypothetical Effect of Deferred Tax Calculation on Performance-Down Market	Hypothetical Effect of Deferred Tax Calculation on Performance-Up Market

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of a Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material impact on the Fund’s NAV.

The Fund’s deferred tax liability and/or asset balances will be estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. Changes in effective tax rates applicable to a C corporation, such as the reduction in the corporate rate effective January 1, 2018, will affect the Fund’s estimates of its deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material. Specifically, changes in applicable tax law that were signed into law on December 22, 2017 could materially affect the Fund’s NAV per share.

6.	Under the section titled “Dividends, Capital Gains and Taxes,” the last sentence of the first paragraph of the subsection titled “Federal Income Taxation of the Fund” is deleted in its entirety and replaced with the following:

As a result, the Fund is treated as a C corporation for federal and state income tax purposes, and will pay federal income tax and state income tax on its taxable income.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

January 19, 2018	PS1387.005